Exhibit 99.1

Presentation Materials for Investors September 2016

2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 9 September 2016 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

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4 Toyota ’ s Global Businesses Markets vehicles in over 170 countries/regions. 70 Manufacturing facilities in 29 countries/regions. OTHER BUSINESSES AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services Housing Marine Telecommunications E - Business Intelligent Transport Services Biotechnology & Afforestation

Three Months Ended June 30, (JPY billions) 2015 2016 2016 Net Revenues 27,234.5 28,403.1 6,589.1 Operating Income 2,750.6 2,854.0 642.2 Net Income 2,173.3 2,312.7 552.5 Fiscal Year Ended March 31, 5 TMC Consolidated Financial Results Source : TMC FY2015 , FY2016, & FY2017 Q1 Financial Summary

FY2015 FY2016 FY2017 (JPY billions) As of March 31, 2015 As of March 31, 2016 As of June 30, 2016 Current assets 17,936.4 18,209.6 16,592.4 Noncurrent finance receivables, net 9,202.5 8,642.9 7,937.9 Investment & other assets 11,295.2 10,834.7 10,693.4 Property, plant & equipment, net 9,295.7 9,740.4 9,300.7 Total Assets 47,729.8 47,427.6 44,524.4 Liabilities 30,082.5 29,339.4 27,087.2 Shareholders' equity 17,647.3 18,088.2 17,437.2 Total Liabilities & Shareholders' Equity 47,729.8 47,427.6 44,524.4 6 TMC Consolidated Balance Sheet Source : TMC FY2015 , FY2016, & FY2017 Q1 Financial Summary

Toyota Across the United States 7 Operations Overview

8 • TMS sold 2.50 million vehicles in 2015; the highest sales volume since 2007 and up 5.3% from 2014 – Camry was the best - selling passenger car in America for the 14 th consecutive year • Industry - leading investment in next - generation technologies in power - train, safety and production – TMS has one of the most fuel - efficient line - ups of any full - line OEM – Over 2.75 million hybrids sold in the US and over 9.0 million worldwide (1) – 13 hybrid models (2) and 1 plug - in model across the TMS line - up – Mirai is Toyota’s first mass - produced hydrogen fuel cell vehicle – Toyota Research Institute announced with R&D focus on artificial intelligence and robotics • TMS is launching 8 new or refreshed models in 2016. Recent and upcoming vehicle launches: Toyota Motor Sales, USA Source: TMS Reports - RAV4 - Prius - Lexus ES - Lexus RX - Avalon - Tacoma - Lexus GS - Lexus LX (1) As of August 2016 (2) Includes cars and light trucks

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2016 Kelley Blue Book **Best Resale Value for Luxury Brand** Lexus (5th year running)	2016 NAIAS Eyes On Design Award The Lexus LC 500 captured design awards for Interior Design and Production Car	2016 U.S. News **Best Cars for the Money** Camry, Prius, RAV4 Hybrid & Lexus NX
2016 J.D. Power IQS 6 Toyota, Lexus, & Scion Models Rank highest in their segments	2016 IIHS **Top Safety Pick+ Awards** 9 Toyota, Lexus & Scion models took the highest award, the most of any manufacturer	2016 J.D. Power and Associates **Vehicle Dependability Survey** Lexus ranked No. 1 overall
2016 NHTSA 5-Star Crash Test Rating Prius and Avalon	2016 NY International Auto Show Mirai received the World Green Car Award	2015 Fortune Magazine **Change the World List** Mirai ranked 3rd for its contribution in addressing major social problems
2015 Kelley Blue Book **10 Best Green Cars** Toyota Prius and Camry Hybrid	2015 Fast Company Toyota ranked among World's 50 Most Innovative Companies	2015 Forbes Toyota ranked No. 1 most valuable automotive brand

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10 Toyota Motor Sales, USA (3) Lexus LC 500 Rav 4 Hybrid Prius Tacoma Lexus RX

11 Toyota Financial Services

12 TFS Group Global Presence

13 • Over 4.5 million active finance contracts (1) • AA - (2) /Aa3 (2) rated captive finance company by S&P/Moody’s • Credit support agreement structure with TFSC/TMC (3) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Corporation (TMC) (1) As of June 2016 (2) Outlook stable (3) The Credit Support Agreements do not apply to securitization transactions

14 Credit Support Agreements • Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC – TFSC will own 100% of TMCC – TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding – If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due – Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities • TFSC in turn has the benefit of a credit support agreement with TMC – Same key features as TFSC/TMCC credit support agreement – TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding • TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations * “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include as set - backed securities issued by TMCC’s securitization trusts.

15 TMCC Products and Services Consumer Finance • Retail • Lease Dealer Finance • Wholesale • Real Estate • Working Capital • Revolving Credit Lines Insurance • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel

16 Extensive Field Organization • Decentralized dealer and field support • Centralized servicing and collections (circled)

Recent TMCC Business Highlights • In excess of $9.3 billion pre - tax income over the past 5 years (1) • TFS is the top U.S. auto lender for new vehicles (2) • Strong market share continues to drive solid financing revenues and vehicle sales support • Low net charge - off ratio driven by prudent underwriting standards and proactive servicing practices • High insurance penetration and growing insurance volume 17 (1) For the five year period from FY12 through FY16; $2.423mm + $2.155mm + $1.354mm + $1.926mm + $1.512mm = $9.370mm (2) Source: AutoCount as of June 2016

18 TMCC Earning Asset Composition Source: TMCC March 31, 2013 10 - K , March 31, 2014 10 - K , March 31, 2015 10 - K , March 31, 2016 10 - K & June30, 2016 10 - Q Managed Assets (USD Billions) 20.2 24.9 30.2 34.0 35.2 0.4 0.2 1.2 2.5 2.0 39.9 39.6 38.4 35.7 34.9 7.6 9.5 11.5 14.1 14.7 14.9 15.8 15.6 15.8 15.9 $83.0 $90.0 $96.9 $102.1 $102.7 Mar 2013 Mar 2014 Mar 2015 Mar 2016 Jun 2016 Lease Sold Lease Retail Sold Retail Wholesale & Other

Three Months Ended June 30, (USD millions) 2013 2014 2015 2016 2016 Total Financing Revenues 7,244 7,397 8,310 9,403 2,458 add: Other Income 744 702 832 1,080 245 less: Interest Expense 4,508 5,352 5,593 7,051 1,896 and Depreciation Net Financing Revenues 3,480 2,747 3,549 3,432 807 and Other Revenues Net Income 1,331 857 1,197 932 241 Fiscal Year Ended March 31, 19 TMCC Financial Performance - Select Data Source: T MCC March 31, 2016 10 - K & June 30, 2016 10 - Q

20 TMCC Financial Performance - Select Data (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less all owa nce for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses ) Note: All percentage figures calculated were based on a 120 - day charge - off policy Three Months Ended June 30, (USD millions) 2013 2014 2015 2016 2016 Over 60 Days Delinquent (1) 0.19% 0.18% 0.21% 0.26% 0.32% Allowance for Credit Losses (1) (2) 0.63% 0.50% 0.50% 0.52% 0.47% Net Credit Losses (1) 0.27% 0.28% 0.29% 0.38% 0.38% Fiscal Year Ended March 31, Source: T MCC March 31, 2016 10 - K & June 30, 2016 10 - Q

21 TMCC Funding Programs

22 • A - 1+/P - 1 rated direct commercial paper program • $20.4 billion committed credit facilities (1) • $9.5 billion short - term liquidity investment portfolio (2) • Over $60 billion in readily salable consumer retail loan & lease assets • Access to various domestic and international capital markets • Billions of additional capacity in global benchmark markets • Extensive inter - company lending infrastructure • Credit support agreements: TMCC  TFSC  TMC Exceptional Liquidity (1) As of June 30, 2016 (2) Average balance for fiscal year to date June 30, 2016 Source : TMCC June 30, 2016 10 - Q

23 • TMCC is committed to: – Maintaining funding diversity and exceptional liquidity – Issuing into strong demand with attractive deals – Identifying & developing new markets and investor relationships – Responding quickly to opportunities with best - in - class execution – Managing our business and stakeholder relationships with a long - term view TMCC Funding Program Objectives

Innovative Funding Platforms 24 • Diversity and Inclusion (D&I) bond - Four issuances to date totaling $2.25 billion - $1.25 billion offering in April 2016 set record for largest corporate D&I bond - Delivers Tier 2 & Tier 3 investor diversification • Auto industry’s first ever Green Bond ABS - Three offerings to date totaling $4.6 billion - Proceeds used exclusively to finance loans and leases for new hybrid and alternative - fuel Toyota and Lexus vehicles

25 • $5.9 billion in unsecured debt • $4.4 billion in secured debt (net of amount retained) – $1.8 billion comprised of public term secured funding (net of amount retained ) TMCC FYTD 17 Funding Overview Source : Company Reports $10.3 billion of long term debt funded FYTD 2017* *As of August 31, 2016 MTN 10% Global MTN 36% Public/Private ABS 43% Other 11%

Global MTN $26,200 MTN $7,509 Public/Private ABS $14,975 Other $8,793 EMTN/Eurobonds $11,855 26 TMCC Long Term Debt Outstanding (USD millions) Diversification in Debt Offerings As of August 31, 2016 Source: Company Reports By Deal Type By Currency USD 54,896 EUR 8,740 AUD 2,546 JPY 1,408 GBP 879 Other 864

27 Funding Flexibility And Responsiveness Source: Company Reports Diversification Across USD Curve (1) (1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding *As of August 31, 2016 37% 39% 45% 27% 53% 21% 4% 3% 2% 5% 7% 12% 11% 9% 26% 19% 12% 14% 28% 37% 26% 20% 27% 26% 21% 26% 13% 5% 16% 6% FY12 FY13 FY14 FY15 FY16 FYTD17* 1yr 18mth 2yr 3yr 5yr 7yr 10yr

TAOT Securitization History

- Eleven transactions since 2013 are currently outstanding, representing approximately $7.4 billion in outstanding principal

TAOT Transactions Since 2013



Current Balance
Paid Off
TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
TAOT 2016-A
TAOT 2016-B
TAOT 2016-C

Closing Date	Trust	Amount Issued(1)	Pool Factor(2)	Issued Notes	Rated Notes	Type	Coupon
Apr-13	TAOT 2013-A	$1,250	7.64%	Triple-A Only	Triple-A/Double-A	Public	Fixed
Sep-13	TAOT 2013-B	$1,000	13.98%	Triple-A Only	Triple-A/Double-A	Public	Fixed
Mar-14	TAOT 2014-A	$1,750	21.23%	Triple-A Only	Triple-A/Double-A	Public	Fixed
Jun-14	TAOT 2014-B	$1,500	25.95%	Triple-A Only	Triple-A/Double-A	Public	Fixed
Oct-14	TAOT 2014-C	$1,250	34.15%	Triple-A Only	Triple-A/Double-A	Public	Fixed
Mar-15	TAOT 2015-A	$1,500	45.33%	Triple-A Only	Triple-A/Double-A	Public	Fixed
Jun-15	TAOT 2015-B	$1,250	52.67%	Triple-A Only	Triple-A/Double-A	Public	Fixed/Floating
Aug-15	TAOT 2015-C	$1,750	57.75%	Triple-A Only	Triple-A/Double-A	Public	Fixed/Floating
Mar-16	TAOT 2016-A	$1,250	80.18%	Triple-A Only	Triple-A/Double-A	Public	Fixed/Floating
May-16	TAOT 2016-B	$1,600	86.09%	Triple-A Only	Triple-A/Double-A	Public	Fixed/Floating
Aug-16	TAOT 2016-C	$1,250	100.00%	Triple-A Only	Triple-A/Double-A	Public	Fixed/Floating

(1) Includes retained notes
(2) As of the August 2016 payment date
Source: Company Reports

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29 Key Investment Highlights • Financial strength supported by strong credit ratings • Transparent business model with exceptional liquidity • Rational funding programs with long - term perspective – Diversification in bond offerings – Focus on proactively meeting needs of market – Strong emphasis placed on flexibility and responsiveness • Industry - leading in: – Liquidity management framework – Balance sheet strength – Business model resiliency

30 TMCC Retail Loan Collateral & ABS Transactions

31 • Consistent and conservative underwriting standards have produced low levels of delinquencies and credit losses – Focus on prime origination – Ongoing focus on Toyota and Lexus business • Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth – Emphasis on early intervention – Reinforcement of strong compliance management system Credit Decisioning & Collections 31 2.72% 2.51% 1.91% 1.55% 1.56% 1.41% 1.35% 1.59% 1.89% 1.40% 0.79% 0.36% 0.38% 0.41% 0.42% 0.55% FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 Delinquency (1) Credit loss (2) (1) Delinquency is 30+ day delinquencies as a percentage of retail receivable contracts outstanding (2) Credit loss is annual net credit loss as a percentage of retail receivable principal balance outstanding

Source : Company Reports 32 32 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 Month 2008 2009 2010 2011 2012 2013 2014 2015 Cumulative Net Losses : Annual Origination Vintages

33 TMCC Retail Loan Delinquency Experience (1) (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. Managed Portfolio Performance Source: Company Reports 2016 2015 2016 2015 2014 2013 2012 Outstanding Contracts (2) 3,152,692 3,194,814 3,163,189 3,209,872 3,220,641 3,156,247 3,119,781 Number of Accounts Past Due in the following categories 30 - 59 days 39,554 35,604 35,795 31,130 32,920 35,672 35,162 60 - 89 days 10,469 8,807 7,822 6,569 6,660 7,182 6,786 Over 89 days 2,500 6,260 6,776 5,616 5,799 6,362 5,870 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.25% 1.11% 1.13% 0.97% 1.02% 1.13% 1.13% 60 - 89 days 0.33% 0.28% 0.25% 0.20% 0.21% 0.23% 0.22% Over 89 days 0.08% 0.20% 0.21% 0.17% 0.18% 0.20% 0.19% At June 30, At March 31,

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) [1]

	For the Three Months Ended June 30,		For the Fiscal Year Ended March 31,				
	2016	2015	2016	2015	2014	2013	2012
Principal Balance Outstanding [2]	$49,516,409	$50,097,931	$49,716,914	$49,645,354	$48,761,164	$46,932,720	$44,648,020
Average Principal Balance Outstanding [3]	$49,616,661	$49,871,643	$49,681,134	$49,203,259	$47,846,942	$45,790,370	$44,850,661
Number of Contracts Outstanding	3,152,692	3,194,814	3,163,189	3,209,872	3,220,641	3,156,247	3,119,781
Average Number of Contracts Outstanding [3]	3,157,941	3,202,343	3,186,531	3,215,257	3,188,444	3,138,014	3,154,686
Number of Repossessions [4]	8,879	7,012	37,741	34,780	34,923	34,353	42,937
Number of Repossessions as a Percent of the Number of Contracts Outstanding	1.13% (7)	0.88% (7)	1.19%	1.08%	1.08%	1.09%	1.38%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.12% (7)	0.88% (7)	1.18%	1.08%	1.10%	1.09%	1.36%
Gross Charge-Offs [5]	$80,568	$58,771	$322,814	$267,835	$257,586	$244,432	$240,736
Recoveries [6]	$12,758	$14,434	$47,966	$59,931	$62,714	$69,088	$78,593
Net Losses	$67,810	$44,337	$274,848	$207,904	$194,872	$175,344	$162,143
Net Losses as a Percentage of Principal Balance Outstanding	0.55% (7)	0.35% (7)	0.55%	0.42%	0.40%	0.37%	0.36%
Net Losses as a Percentage of Average Principal Balance Outstanding	0.55% (7)	0.36% (7)	0.55%	0.42%	0.41%	0.38%	0.36%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankruptcy-related repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized

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Source: Company Reports

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2012	2013	2014	2015	2016[1]
Number of Pool Assets	973,979	1,008,958	951,133	925,631	411,704
Original Pool Balance	$24,029,119,369	$25,332,328,542	$24,516,581,298	$24,222,949,274	$10,841,252,340
Average Initial Loan Balance	$24,671	$25,107	$25,776	$26,169	$26,333
Weighted Average Interest Rate	3.15%	2.94%	3.07%	3.35%	3.49%
Weighted Average Original Term	63 Months	63 Months	64 Months	65 Months	66 Months
Weighted Average FICO	731	727	726	720	721
Minimum FICO	371	388	381	383	362
Maximum FICO	886	886	887	886	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 19.3%	CA - 21.4%	CA - 21.0%	CA - 21.3%	CA - 21.2%
State 2	TX - 14.1%	TX - 13.3%	TX - 14.0%	TX - 15.7%	TX - 16.7%
State 3	NY - 5.1%	NY - 4.6%	NY - 4.7%	NY - 4.9%	NY - 4.8%
State 4	NJ - 4.5%	NJ - 4.4%	NJ - 4.0%	NJ - 3.8%	NJ - 4.0%
State 5	VA - 4.2%	IL - 3.9%	IL - 4.2%	IL - 3.8%	IL - 3.8%
Distribution of Receivables by Contract Rate:[2]					
Less than 2.0%	44.1%	51.2%	50.8%	46.2%	43.2%
2.0% - 3.99%	27.8%	20.2%	19.4%	19.9%	21.6%
4.0% - 5.99%	15.1%	14.0%	13.5%	14.0%	14.7%
6.0% - 7.99%	6.6%	6.7%	7.7%	8.7%	9.6%
8.0% - 9.99%	2.7%	3.2%	3.6%	4.9%	5.1%
10.0% - 11.99%	1.4%	1.5%	1.7%	2.7%	2.8%
12.0% - 13.99%	0.5%	0.6%	0.7%	1.4%	1.4%
14.0% - 15.99%	0.5%	0.6%	0.6%	0.9%	0.8%
16.0% and greater	1.4%	2.0%	1.9%	1.2%	0.8%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	3.3%	3.3%	3.8%	4.0%	3.8%
Percentage of 72+ Month Term	10.0%	10.6%	11.1%	13.2%	13.6%
Percentage of Used Vehicles	24.4%	24.5%	23.7%	24.6%	28.2%

(1) As of June 30, 2016

(2) Percentages may not add to 100.0% due to rounding

Source: Company Reports

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Origination Characteristics APR Distribution 36 36 Weighted Average FICO Weighted Average Original Term New vs. Used 44% 51% 51% 46% 43% 28% 20% 19% 20% 22% 28% 29% 30% 34% 35% CY2012 2013 2014 2015 2016* <2.0% 2.0%-3.99% >= 4.0% 731 727 726 720 721 CY2012 2013 2014 2015 2016* 63 63 64 65 66 CY2012 2013 2014 2015 2016* 76% 76% 76% 75% 72% 24% 25% 24% 25% 28% CY2012 2013 2014 2015 2016* New Used *As of June 30, 2016 Source: Company Reports

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)*

Original Summary Characteristics by Prior Securitization:	TAOT 2015-A	TAOT 2015-B	TAOT 2015-C	TAOT 2016-A	TAOT 2016-B	TAOT 2016-C
Number of Pool Assets	96,067	80,216	113,017	75,279	100,329	79,847
Original Pool Balance	$1,598,310,293	$1,325,639,344	$1,852,012,326	$1,331,797,103	$1,702,881,152	$1,327,630,185
Average Principal Balance	$16,637	$16,526	$16,387	$17,691	$16,973	$16,627
Weighted Average Interest Rate	1.97%	2.03%	2.10%	2.00%	2.11%	2.20%
Weighted Average Original Term	61	61	62	62	62	62
Weighted Average Remaining Term	46	46	46	47	47	47
Weighted Average FICO	757	757	755	757	755	755
Minimum FICO	620	620	620	620	620	620
Maximum FICO	886	883	885	883	883	883
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:						
State 1	CA - 23.2%	CA - 24.0%	CA - 24.3%	CA - 25.1%	CA - 24.7%	CA - 24.8%
State 2	TX - 13.7%	TX - 13.7%	TX - 14.3%	TX - 15.4%	TX - 15.5%	TX - 16.3%
State 3	IL - 4.7%	IL - 4.8%	IL - 4.8%	IL - 4.5%	IL - 4.7%	IL - 4.5%
State 4	PA - 4.3%	PA - 4.0%	PA - 4.0%	PA - 4.1%	PA - 4.0%	PA - 3.9%
State 5	VA - 4.0%	NJ - 3.9%	VA - 3.8%	NY - 3.8%	NJ - 3.8%	NJ - 3.7%
Distribution of Receivables by Contract Rate: (1)						
Less than 2.0%	63.42%	62.81%	61.50%	62.39%	60.76%	57.93%
2.0% - 3.99%	21.87%	22.22%	22.38%	22.01%	22.69%	24.53%
4.0% - 5.99%	9.16%	9.23%	9.86%	9.57%	9.58%	10.32%
6.0% - 7.99%	3.13%	3.25%	3.58%	3.67%	3.78%	3.90%
8.0% - 9.99%	1.37%	1.45%	1.56%	1.71%	1.97%	2.06%
10.0% - 11.99%	0.58%	0.56%	0.63%	0.56%	0.86%	0.89%
12.0% - 13.99%	0.20%	0.17%	0.20%	0.09%	0.25%	0.25%
14.0% - 15.99%	0.18%	0.20%	0.20%	0.00%	0.08%	0.07%
16.0% and greater	0.08%	0.11%	0.09%	0.00%	0.04%	4.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Vehicle Type: (1)						
Passenger Cars	51.57%	51.60%	50.93%	49.06%	48.63%	48.31%
Minivans	8.08%	7.80%	7.60%	8.00%	7.82%	7.87%
Light Duty Trucks	11.32%	11.52%	12.40%	13.45%	13.77%	13.66%
SUVs	29.03%	29.08%	29.06%	29.49%	29.78%	30.15%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Make: (1)						
Toyota and Scion	85.92%	85.52%	85.64%	86.76%	86.61%	86.59%
Lexus	14.08%	14.48%	14.36%	13.24%	13.39%	13.41%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:						
Percentage with Original Scheduled Payments > 60 months	24.74%	26.08%	28.82%	29.41%	29.22%	31.11%
Percentage of Used Vehicles	19.44%	19.61%	19.56%	18.92%	19.40%	20.09%

* Abbreviated for presentation purposes

(1) Percentages may not add to 100.00% due to rounding

Source: Company Reports

37

TAOT Deal Performance



Cumulative Net Losses
Payment as of August 15, 2016
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
TAOT 2016-A
TAOT 2016-B
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1
5
9
13
17
21
25
29
33
37
41

Source: Company Reports

38

39 Sales & Trading Update

Commercial Paper Programs Highlights • A - 1+/P - 1 Direct Commercial Paper Programs – 3 distinct USD commercial paper programs (TMCC, TCPR, TCCI) – $15.0 billion multi - party committed credit facilities – $5.4 billion bilateral committed credit facilities – $27.6 billion USCP combined average outstanding for TMCC and TCPR – Over 600 diverse institutional investors • State and local municipalities • Large corporations • Pension and retirement funds • Financial institutions • Money managers and mutual fund companies – Rates are posted daily on Bloomberg DOCP screen Source : TMCC June 30, 2016 10 - Q 40